SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. _______)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission
        Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            Emclaire Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

          (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

          (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

          (5) Total fee paid:

--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.
  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1) Amount previously paid:

--------------------------------------------------------------------------------

          (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

          (3) Filing Party:

--------------------------------------------------------------------------------

          (4) Date Filed:

--------------------------------------------------------------------------------

                            EMCLAIRE FINANCIAL CORP.
                                 612 MAIN STREET
                          EMLENTON, PENNSYLVANIA 16373


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF EMCLAIRE FINANCIAL CORP.:


         Notice is hereby given that the Annual Meeting of Shareholders of Emclaire Financial Corp. (the "Corporation") will be held at 9:00 a.m., local time, on Wednesday, April 25, 2007, at the Farmers National Bank of Emlenton, 612 Main Street, Emlenton, Pennsylvania 16373, for the following purposes:

         1. To elect three (3) directors to serve for three-year terms and until their successors are duly elected and qualified;

         2. To approve the adoption of the 2007 Stock Incentive Plan and Trust;

         3. To ratify the selection of Beard Miller Company LLP, Certified Public Accountants, as the independent auditors of the Corporation for the fiscal year ending December 31, 2007; and

         4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         Only those shareholders of record at the close of business on March 2, 2007, will be entitled to notice of and to vote at the Annual Meeting.

         A copy of the Corporation's Annual Report for the fiscal year ended December 31, 2006 is being mailed with this notice.

         You are urged to mark, sign, date and promptly return your proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Corporation in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect your right to vote in person if you attend the meeting.

                              By Order of the Board of Directors,

                              /s/ David L. Cox
                              -------------------------------------
                              David L. Cox
                              Chairman, President and Chief Executive Officer

March 23, 2007

                    PROXY STATEMENT FOR THE ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD APRIL 25, 2007


                                     GENERAL

Introduction, Date, Place and Time of Meeting

         This Proxy Statement is being furnished for the solicitation by the Board of Directors of Emclaire Financial Corp. (the "Corporation"), a Pennsylvania business corporation, of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held at the Farmers National Bank of Emlenton (the "Bank"), 612 Main Street, Emlenton, Pennsylvania 16373, on Wednesday, April 25, 2007, at 9:00 a.m. local time, or at any adjournment or postponement of the annual meeting.

         The main office of the Corporation is located at 612 Main Street, Emlenton, Pennsylvania 16373. The telephone number for the Corporation is (724) 867-2311. All inquiries should be directed to David L. Cox, Chairman, President and Chief Executive Officer. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders of the Corporation on March 23, 2007.

Solicitation

         The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the annual meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting. Execution and return of the enclosed proxy will not affect a shareholder's right to attend the annual meeting and vote in person.

         The cost of preparing, assembling, mailing and soliciting proxies will be borne by the Corporation. In addition to the use of the mail, certain directors, officers and employees of the Corporation intend to solicit proxies personally, by telephone and by facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons, and, upon request therefore, the Corporation will reimburse them for their reasonable forwarding expenses.

Right of Revocation

         A shareholder who returns a proxy may revoke it at any time before it is voted by: (1) delivering written notice of revocation to Raymond M. Lawton, Secretary, Emclaire Financial Corp., 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373, telephone: (724) 867-2311; (2) executing a later-dated proxy and giving written notice thereof to the Secretary of the Corporation or (3) voting in person after giving written notice to the Secretary of the Corporation.

Voting Securities and Quorum

         At the close of business on March 2, 2007, the voting record date, the Corporation had outstanding 1,267,835 shares of common stock, $1.25 par value per share. A majority of the outstanding shares in person or by proxy will constitute a quorum at the annual meeting.

         Only our shareholders of record, at the close of business on the voting record date, will be entitled to notice of and to vote at the annual meeting. On all matters to come before the annual meeting, each share of common stock is entitled to one (1) vote.

         Directors are elected by a plurality of the votes cast with a quorum present. The persons receiving the greatest number of votes of the holders of common stock represented in person or by proxy at the annual meeting will be elected director. The affirmative vote of a majority of the total votes present in person or by proxy is required for approval of the proposal to ratify the appointment of the independent registered public accounting firm.

         With regard to the election of directors, you may vote in favor of or withhold authority to vote for one or more nominees for director. Votes that are withheld in connection with the election of one or more nominees for director will not be counted as votes cast for such individuals and accordingly will have no effect. An abstention may be specified on the proposals to adopt the 2007 Stock Incentive Plan and Trust and to ratify the appointment of Beard Miller Company LLP as our independent registered public accounting firm for 2007 which will be treated as shares present and entitled to vote that were not cast in favor of such proposals, and thus will have the effect of a vote against such proposals. The proposals to elect directors and ratify the appointment of the independent registered public accounting firm are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions, and for which there will be no broker non-votes.

          PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S COMMON STOCK

         Persons and groups owning in excess of 5% of the common stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the voting record date, certain information as to the common stock beneficially owned by (i) persons or groups who own more than 5% of the common stock, (ii) the directors of the Corporation, (iii) certain executive officers of the Corporation named in the Summary Compensation Table, and (iv) all directors and executive officers of the Corporation and the Bank as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of common stock at the voting record date.


                                                                             Percent of Outstanding
                                           Shares Beneficially                   Common Stock
Name and Address                                 Owned (1)                     Beneficially Owned
-------------------------------       -------------------------------      -----------------------------
Mary E. Dascombe                                 90,574 (2)                              7.14%
Raleigh, NC  27609

Barbara C. McElhattan                            66,297 (3)                              5.23%
Emlenton, PA 16373

Directors:
  George W. Freeman                              78,740 (4)                              6.21%

  Ronald L. Ashbaugh                             10,500 (5)                                *

  Brian C. McCarrier                              1,224 (5)                                *

  Robert L. Hunter                               10,872 (6)                                *

  John B. Mason                                   6,449 (7)                                *

  James M. Crooks                                 9,217 (8)                                *

  J. Michael King                                 6,098                                    *

  Mark A. Freemer                                 1,400                                    *

  David L. Cox                                   11,580 (9)                                *

  William C. Marsh                               11,565 (10)                               *

All directors  and  executive                   147,645                                  11.65%
officers as a group (11 persons)
                                                                              (Footnotes on following page)

-----------------
(1) Based upon information provided by the respective beneficial owners and filings with the Securities and Exchange Commission ("SEC") made pursuant to the 1934 Act. For purposes of this table, pursuant to rules promulgated under the 1934 Act, an individual is considered to beneficially own shares of common stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares, or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares.
(2) Of the 90,574 shares beneficially owned by Mrs. Dascombe, 2,677 shares are owned jointly with her spouse, and 23,511 shares are owned individually by her spouse.
(3) Of the 66,297 shares beneficially owned by Mrs. McElhattan, 27,972 shares are owned jointly with her spouse and 4,746 shares are owned individually by her spouse.
(4) Of the 78,740 shares beneficially owned by Mr. Freeman, 38,305 shares are owned individually by his spouse.
(5)      All shares owned jointly with spouse.
(6) Of the 10,872 shares beneficially owned by Mr. Hunter, 4,768 shares are owned individually by his spouse.
(7) Of the 6,449 shares beneficially owned by Mr. Mason, 617 shares are held as custodian for his daughter.
(8) Of the 9,217 shares beneficially owned by Mr. Crooks, 3,062 shares are owned jointly with his spouse, 888 are held as custodian for his children and 127 are held individually by his spouse.

(9) Of the 11,580 shares beneficially owned by Mr. Cox, 1,500 shares are held jointly with his spouse.

(10) Of the 11,565 shares beneficially owned by Mr. Marsh, 150 shares are owned individually by his wife.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The common stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Corporation and beneficial owners of greater than 10% of the common stock are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the common stock. Based on the Corporation's review of such ownership reports, to the Corporation's knowledge, no executive officer, director, or 10% beneficial owner of the Corporation failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 2006. However, James M. Crooks, a director, did not timely file one Form 5 with respect to two transactions during the year ended December 31, 2005. This Form 5 was subsequently filed with the SEC.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

         The Corporation has a classified Board of Directors with staggered three-year terms of office. In a classified board, the directors are generally divided into separate classes of equal number. The terms of the separate classes expire in successive years. Thus, at each annual meeting of shareholders, successors to the class of directors whose term shall then expire shall be elected to hold office for a term of three years, so that the office of one class shall expire each year.

         A majority of the members of our Board of Directors are independent based on an assessment of each member's qualifications by the Board, taking into consideration the Nasdaq Stock Market's requirements for independence. The Board of Directors has concluded that Messrs. King, Freemer, Crooks, Hunter, Freeman, McCarrier and Ashbaugh do not have any material relationships with the Corporation that would impair their independence. There are no arrangements or understandings between the Corporation and any person pursuant to which such person has been elected a director. Shareholders of the Corporation are not permitted to cumulate their votes for the election of directors.

         No director or executive officer of the Corporation is related to any other director or executive officer of the Corporation by blood, marriage or adoption, and each of the nominees currently serves as a director of the Corporation.

         Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If the person named as nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as a director if elected. Any vacancy occurring on the Board of Directors of the Corporation for any reason may be filled by a majority of the directors then in office until the expiration of the term of office of the class of directors to which he or she was appointed. The Board of Directors recommends that its nominees be elected as directors. Ages are reflected as of December 31, 2006.

           Nominees for Director for Three-Year Term Expiring in 2010

                                                   Principal Occupation              Director Since
             Name                 Age              For Past Five Years              Bank/Corporation
------------------------------- ------- ------------------------------------------ -------------------
J. Michael King                 59      Senior Attorney, Lynn, King & Schreffler,      1988/1989
                                        P.C., Attorneys at Law
                                        Prior to 2005 - President, Lynn, King &
                                        Schreffler, P.C., Attorneys at Law
                                        Prior to 2003 - Senior Partner of Lynn,
                                        King & Schreffler, Attorneys at Law

David L. Cox                    56      Chairman, President and Chief Executive        1991/1991
                                        Officer of the Bank and Corporation since
                                        1997.

Mark A. Freemer                 47      Partner, Clyde, Ferraro & Co., LLP,            2004/2004
                                        Certified Public Accountants


Members of the Board Continuing in Office

                      Directors Whose Terms Expire in 2008

                                                   Principal Occupation              Director Since
             Name                 Age              For Past Five Years              Bank/Corporation
------------------------------- ------- ------------------------------------------ -------------------
James M. Crooks                 54      Owner, Crooks Clothing Company, Inc.,
                                        Retail Sales                                     2004/2004

Robert L. Hunter                65      Truck Dealer; President of: Hunter Truck         1974/1989
                                        Sales & Service, Inc.; Hunter Leasing,
                                        Inc.; Hunter Keystone Peterbilt, LLP;
                                        Hunter Erie Truck Sales LLP; Hunter Jersey
                                        Peterbilt, LLC

John B. Mason                   58      President, H. B. Beels & Son, Inc.               1985/1989


                      Directors Whose Terms Expire in 2009

             Name                 Age              Principal Occupation                Director Since
                                                    For Past Five Years               Bank/Corporation
------------------------------- ------- ------------------------------------------- --------------------
Ronald L. Ashbaugh              71      Retired, former President of the Bank and        1971/1989
                                        the Corporation.

George W. Freeman               76      Owner of Freeman's Tree Farm.                    1964/1989


William C. Marsh                40      Since June 2006, Executive Vice President        2006/2006
                                        and Chief Financial Officer; from February
                                        2006 through June 2006, Executive Vice
                                        President and Chief Financial Officer of
                                        Allegheny Valley Bancorp, Inc. and
                                        Allegheny Valley Bank of Pittsburgh; from
                                        March 2005 through February 2006, Chief
                                        Financial Officer of InterTECH Security,
                                        LLC; from October 2003 through February
                                        2005, Senior Vice President and Chief
                                        Financial Officer of NSD Bancorp, Inc. and
                                        NorthSide Bank; and from August 2001
                                        through October 2003, Senior Vice
                                        President and Chief Financial Officer of
                                        the Corporation and the Bank. Mr. Marsh is
                                        a certified public accountant.

Brian C. McCarrier              43      President, Interstate Pipe and Supply            1997/1997
                                        Company.


Director's Attendance at Annual Meetings

         All directors are expected to attend the Corporation's annual meeting of shareholders. Eight of the nine directors of the Corporation at the time attended the Corporation's 2006 annual meeting of shareholders.

Committees and Meetings of the Corporation and the Bank

         During 2006, the Board of Directors of the Corporation held five regular meetings and three special meetings and the Board of Directors of the Bank held 13 regular meetings. Each of the directors attended at least seventy-five percent (75%) of the combined total number of meetings of the Corporation's and Bank's Board of Directors and of the committees on which they serve.

         Membership on Certain Board Committees. The Board of Directors of the Corporation has established an audit committee, executive committee and a human resources committee. The human resources committee functions as the Corporation's compensation committee. The Corporation does not have a standing nominating committee and, instead, director nominations are considered by the entire Board. The Corporation's director nomination process is described below. The Corporation intends to adopt a nominating and corporate governance charter in 2007.

         The following table sets forth the membership of such committees as of the date of this proxy statement.

               Directors               Audit       Executive   Human Resources
      ----------------------------  ------------ ------------ -----------------
       J. Michael King............                     *              *
       David L. Cox...............                     *
       Mark A. Freemer............       *                            *
       James M. Crooks............       *
       Robert L. Hunter ..........       *             *              **
       John B. Mason..............                                    *
       Ronald L. Ashbaugh.........       *             *
       George W. Freeman..........                     *              *
       William C. Marsh...........
       Brian C. McCarrier.........       **            *

----------------------
*    Member
**   Chairman

         Audit Committee. The audit committee of the Board is composed of five members and operates under a written charter adopted by the Board of Directors. During 2006, the audit committee consisted of Brian C. McCarrier, Chairman; Ronald L. Ashbaugh, Robert L. Hunter, Mark A. Freemer and James M. Crooks. The Board of Directors has identified Brian C. McCarrier as an audit committee financial expert. The audit committee met four times in 2006. The Board of Directors has determined that each committee member is "independent," as defined by Corporation policy, SEC rules and the NASDAQ listing standards.

         The audit committee charter adopted by the Board sets out the responsibilities, authority and specific duties of the audit committee. The full text of the audit committee charter is available on our website at www.emclairefinancial.com. Pursuant to the charter, the audit committee has the following responsibilities:

     o    To monitor the preparation of quarterly and annual financial reports;

     o To review the adequacy of internal control systems and financial reporting procedures with management and independent auditors; and

     o To review the general scope of the annual audit and the fees charged by the independent auditors.

         Human Resources Committee. The human resources committee of the Board functions as the compensation committee and has the responsibility to evaluate the performance of and determine the compensation for the President and Chief Executive Officer, to approve the compensation structure for senior management, to review the Bank's salary administration program, and to review and administer the Corporation's bonus plans, including the management incentive program.

         The human resources committee, composed entirely of independent directors, administers the Corporation's executive compensation program. The members of the human resources committee, Messrs. Hunter (Chairman), Freeman, Freemer, King and Mason, meet all of the independence requirements under the listing requirements of the Nasdaq Stock Market. None of the members is a current or former officer or employee of the Corporation or any of its subsidiaries.

         The human resources committee is committed to high standards of corporate governance. The human resources committee's charter reflects the foregoing responsibilities and commitment, and the human resources committee and the Board will periodically review and revise the Charter, as appropriate. The full text of the human resources committee charter is available on our website at www.emclairefinancial.com. The human resources committee's membership is determined by the Board. There were five meetings of the full human resources committee in 2006.

         The human resources committee has exercised exclusive authority over the compensation paid to the Corporation's President and Chief Executive Officer and reviews and approves salary increases and bonuses for the Corporation's other executive officers as prepared and submitted to the human resources committee by the President and Chief Executive Officer. Although the human resources committee does not delegate any of its authority for determining executive compensation, the human resources committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the human resources committee.

         Nomination Process. The goal of the Board of Directors has been, and continues to be, to identify nominees for service on the Board of Directors who will bring a variety of perspectives and skills from their professional and business experience. Depending upon the current needs of the Board of Directors and the Corporation, certain factors may be weighed more or less heavily. The Board of Directors identifies nominees by first evaluating, on an informal basis, the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Corporation's business and/or unique situation who are willing to continue in service are considered for renomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective or skill set. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to renominate a member for re-election, the Board of Directors will then determine if there is a need to replace that director or reduce the number of directors serving on the Board of Directors, in accordance with the Corporation's Bylaws. If the Board of Directors determines a need to replace a non-continuing director, it identifies the desired skills and experience in light of the criteria set forth above. Current members of the Board of Directors are polled for suggestions as to individuals meeting those criteria, and research may also be performed to identify qualified individuals. To date, the Board of Directors has not formally engaged third parties to assist in identifying or evaluating potential nominees, although the Board of Directors reserves the right to do so in the future.

         Section 10.1 of the Corporation's bylaws contains provisions addressing the process by which a shareholder may nominate an individual to stand for election to the Board of Directors at the Corporation's Annual Meeting. Historically, the Corporation has not had a formal policy concerning shareholder recommendations for nominees. Given the size of the Corporation, the Board of Directors does not feel that such a formal policy is warranted at this time. The absence of such a policy, however, does not mean that a reasonable shareholder recommendation will not be considered, in light of the particular needs of the

Corporation and the policies and procedures set forth above. The Board of Directors will reconsider this matter at such time as it believes that the Corporation's circumstances, including its operations and prospects, warrant the adoption of such a policy.

Executive Officer Who is Not A Director

         Set  forth  below  is   information   with  respect  to  the  principal
occupations during at least the last five years for the current executive officer of the Corporation and the Bank who does not serve as a director. All executive officers of the Corporation and the Bank are elected annually by the Board of Directors and serve at the discretion of the Board. There are no arrangements or understandings between the executive officer and the Corporation and any person pursuant to which such person has been selected an officer. Age is reflected as of December 31, 2006.

         Raymond M. Lawton, age 52. Mr. Lawton is Senior Vice President, Chief Lending Officer and Secretary of the Corporation. Mr. Lawton has been Senior Vice President and Secretary since 2003 and Chief Lending Officer since 2002 and Chief Credit Officer since 1999.

                             EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

         Compensation Philosophy and Objectives. Our human resources committee has the responsibility for establishing and reviewing the Corporation's compensation philosophy and objectives. In this role, the human resources committee has sought to design a compensation structure that attracts and retains qualified and experienced officers and, at the same time, is reasonable and competitive. Ultimately, the goal of the human resources committee is to provide our executive officers with appropriate annual and long-term compensation, both equity and non-equity based, to incentivize these officers and align their interests with those of our shareholders. The human resources committee has not established a formula for allocating between cash and non-cash compensation. We refer to our President and Chief Executive Officer, our Chief Financial Officer and our other most highly compensated executive officer during 2006 as our named executive officers.

         Role of Executive Officers and Management. The President and Chief Executive Officer provides recommendations to the human resources committee on matters of compensation philosophy, plan design and the general guidelines for executive officer compensation. These recommendations are then considered by the human resources committee. The President and Chief Executive Officer generally attends human resources committee meetings but is not present for the executive sessions or for any discussion of his own compensation.

         Elements of Executive Compensation. When setting the compensation of our executive officers, the human resources committee reviews market data, as well as peer group data with respect to each of our components of compensation. The compensation we provide to our executive officers primarily consists of the following:

     o    annual base salary,

     o annual cash bonuses which are discretionary and/or based on the achievement of annual performance objectives,

     o    retirement benefits, and

     o    perquisites and other personal benefits.

         To the extent the 2007 Stock Incentive Plan is adopted by shareholders at the annual meeting, we intend to provide long-term compensation in the form of stock options and service and/or performance based stock awards.

         Base Salary. It remains our philosophy and goal to attract and retain a highly qualified and motivated workforce at all levels. The salary administration program is reviewed for consistency with industry peer group surveys. The peer group consists of banks within the geographical area of similar asset size. Salary ranges within the plan are reviewed to ensure that the various positions are being accurately compensated for their value to the organization.

         Salary increases are determined by performance. The human resources committee reviews the performance of the Chief Executive Officer on an annual basis by evaluating factors including, but not limited to, vision, planning, advising and assisting the Board of Directors, communication to shareholders, the development and management of subordinates, and the Bank's growth and performance. During 2006, the human resources committee determined to award Mr. Cox with a 3.2% salary increase. Management of the Bank determines salary increases for all other officers and employees based upon performance.

         Incentive Cash Bonuses. In addition to base salary, the Corporation has maintained a practice of paying incentive cash bonuses tied to performance objectives. These bonuses are based upon individual performance as well as Corporation performance. Incentive bonuses, if any, are paid pursuant to the Corporation's management incentive program, as administered by the human resources committee. Only full-time management employees, as defined in the program, are eligible to participate in this program. Certain individual, corporate and departmental goals are established each year, however, no bonuses are paid unless the established corporate goal is attained. Assuming attainment of the established goals, bonuses range from 2.5% of salary to 20.0% of salary, with related maximum bonuses ranging from 7.5% to 30.0%. The 2007 corporate goal is a return on average equity of 9.05% with a maximum bonus for a return average equity of 11.05% or better. In 2006, no cash bonuses were awarded.

         Long-Term Compensation. The Board of Directors has adopted the 2007 Stock Incentive Plan and Trust and the plan has been submitted to shareholders at this annual meeting for their approval. The human resources committee believes that, from a motivational standpoint, the use of stock-based compensation will contribute to the Corporation's financial performance, eliciting maximum effort and dedication from our executive officers. To the extent that shareholders adopt the incentive plan, the long-term incentive compensation portion of the Corporation's compensation program will consist of grants of stock options and restricted stock awards under the incentive plan. These grants and awards are designed to provide incentives for long-term positive performance by the executive and other senior officers and to align their financial interests with those of the Corporation's shareholders by providing the opportunity to participate in any appreciation in the stock price of the Corporation's common stock which may occur after the date of grant of stock options or restricted stock awards.

         Retirement and Other Benefits. We also provide all of our employees, including our named executive officers, with tax-qualified retirement benefits through our 401(k) plan. In addition, the Bank has a defined benefit pension plan for all eligible employees and has entered into supplemental retirement agreements with Messrs. Cox, Marsh and Lawton.

         We also offer various fringe benefits to all of our employees, including our named executive officers, on a non-discriminatory basis, including group policies for medical, dental, life, disability and accidental death insurance. The human resources committee believes such benefits are appropriate and assist such officers in fulfilling their employment obligations.

         Additional Components of Executive Compensation. The Bank has also entered into change of control agreements with Messrs. Cox, Marsh and Lawton. The purpose of the change of control agreements is to retain for the benefit of the Corporation and Bank the talents of highly skilled officers who are integral to the development and implementation of the Corporation's business. Such agreements, as discussed in greater detail under "-Change of Control Agreements," provide for termination benefits in the event of such executives' termination or in the event of the occurrence of certain events. The severance payments of the agreements are intended to align the executive officers' and the shareholders' interests by enabling executive officers to consider corporate transactions that are in the best interests of the shareholders and other
constituents  of  the  Corporation   without  undue  concern  over  whether  the
transactions may jeopardize the executive officers' own employment or impose financial hardship on him or her. The grounds under which severance payments are triggered in the change in control agreements are similar to or the same as those included in many agreements for senior executive officers of comparable financial institutions.

         For a description of potential payments under the agreements in the event of a termination of each of the named executive officer's employment, see "-Change of Control Agreements."

         Stock Ownership Guidelines. The Corporation has not established any formal policies or guidelines addressing expected levels of stock ownership by the named executive officers or for other executive officers. However, due to purchases, our named executive officers, as well as our directors and other employees, have a substantial equity interest in the Corporation.

         Tax Deductibility of Pay. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1.0 million on the amount of compensation that the Corporation may deduct in any one year with respect to each of its five most highly paid executive officers. There is an exception to the $1.0 million limitation for performance-based compensation meeting certain requirements. Stock options are performance-based compensation meeting those requirements and, as such, are fully deductible. Service-based only restricted stock awards are not considered performance-based compensation under Section 162(m) of the Code.

         To date, Section 162(m) has not affected the ability of the Corporation to deduct the expense of the executive compensation paid. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the human resources committee has not adopted a policy requiring all compensation to be deductible.

Summary Compensation Table

         The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Corporation or its subsidiaries for services rendered in all capacities during 2006 to our principal executive officer and our principal financial officer as well as our two other highest compensated executive officers.

                                                              Change in
                                                            Pension Value
                                                                 and
                                              Non-Equity     Nonqualified
                                              Incentive        Deferred           All
  Name and Principal                             Plan        Compensation        Other
       Position            Year    Salary    Compensation    Earnings(1)     Compensation      Total
----------------------- ------------------- -------------- ---------------- --------------- -----------
David L. Cox, Chairman,   2006    $160,000      $      --          $42,702       $17,597(2)   $220,299
 President and Chief
 Executive Officer

William C. Marsh,         2006    $ 75,202      $      --          $23,611       $   8,925    $107,738
 Executive Vice
 President and Chief
 Financial Officer(3)

Raymond M. Lawton,        2006    $100,000      $      --          $26,153       $   3,680    $129,833
 Senior Vice President
 and Chief Lending
 Officer

Gerald D. Prestopine      2006    $ 77,500      $      --          $    --       $92,555(5)   $170,055
 Senior Vice President
 and Chief Operating
 Officer(4)


   ---------------------
   (1)   Reflects  the  increase  in the  actuarial  present  value of the named
         executive  officer's   accumulated  benefits  under  the  Corporation's
         defined benefit pension plan and supplemental executive retirement plan at the relevant  measurement date used for financial reporting purposes for 2006 compared to 2005.
   (2)   Includes  director's  fees from the  Corporation and the Bank totalling
         $11,100.
   (3)   Hired by the Corporation and the Bank effective June 12, 2006.
   (4)   Terminated employment on October 19, 2006.
   (5)   Includes severance payments totalling $90,000.

Pension Plan

         The Bank maintains a defined benefit pension plan for all eligible employees. An employee becomes vested in the plan after five years. Upon retirement at age 65, a participant is entitled to receive a monthly benefit. Prior to a 2002 amendment to the pension plan, the benefit formula was 1.1% of average monthly compensation plus .4% of average monthly compensation in excess of six hundred seventy five ($675) multiplied by years of service. In 2002, the pension plan was amended to change the benefit structure to a cash balance formula under which the benefit payable is the actuarial equivalent of the hypothetical account balance at normal retirement age. However, the benefits already accrued by the employees prior to the amendment were not reduced. In addition, the prior benefit formula continues through December 31, 2012, as a minimum benefit. In 2006, the Bank contributed $280,000 to the pension plan.

         The table below shows the present value of accumulated benefits payable to the named executive officers, including the number of years of credited service, under the retirement plan determined using interest rate and mortality rate assumptions consistent with those used in our financial statements.

                                                                                Number of   Present Value
                                                                                 Years           of
                                                                                Credited     Accumulated       Payments During
          Name                                      Plan Name                   Service       Benefit(1)      Last Fiscal Year(2)
------------------------------------  --------------------------------------   ----------   -------------    --------------------

David L. Cox, Chairman, President     Retirement  Plan for  Employees of the       34           $220,449               $--
  and Chief Executive Officer         Farmers National Bank of Emclaire

William  C.  Marsh,  Executive  Vice  Retirement  Plan for  Employees of the        3          $  21,291               $--
  President   and  Chief   Financial  Farmers National Bank of Emclaire
  Officer

Raymond M. Lawton, Senior Vice        Retirement  Plan for  Employees of the        7          $  44,047               $--
  President and Chief Lending         Farmers National Bank of Emclaire
  Officer

------------------------------------
  (1) Reflects value as of December 31, 2006.
  (2) No named executive officer received any such payments during 2006.


401(k) Plan

         The Bank provides a match of an employee's contribution to the 401(k) plan up to 4% of the participant's salary.

Supplemental Retirement Agreements

         In October 2002, following Board of Director approval, the Bank entered into supplemental retirement agreements with Messrs. Cox and Lawton and in June 2006 with Mr. Marsh ("Supplemental Agreements"). The Supplemental Agreements are non-qualified defined benefit plans and are unfunded. The Supplemental Agreements have no assets, and the benefits payable under the Supplemental Agreements are not secured. The Supplemental Agreement participants are general creditors of the Corporation in regards to their vested Supplemental Agreement benefits. The Supplemental Agreements provide for retirement benefits upon reaching age 65, and participants are fully vested five years after the inception of the Supplemental Agreements. Upon attaining the age of 65, Messrs. Cox, Marsh and Lawton would be entitled to $520,000, $1.1 million and $720,000, respectively, over a 20 year period under their Supplemental Agreements. The Corporation accrued $17,544, $1,800 and $15,841 in expense for the Supplemental Agreements for Messrs. Cox, Marsh and Lawton, respectively, for the year ended December 31, 2006.

         Each of the Supplemental Agreements provide that in the event of a change of control of the Corporation (as defined in the agreements), the officer
(i) if he has not yet qualified for retirement benefits, shall have the right to demand his withdrawal benefits (which is an amount equal to the present value of the normal retirement benefit, using a 7% discount rate and monthly compounding of interest) in a single lump sum payment, or (ii) if he has qualified for retirement benefits or has begun receiving a retirement benefit under the Supplemental Agreement, shall have the right to demand his benefits in a single lump sum payment in an amount equal to the normal retirement benefit. In the event of a change in control on December 31, 2006, Messrs. Cox and Lawton would have been entitled to lump sum payments of $152,622 and $159,844, respectively. Mr. Marsh is not eligible to receive a lump sum payment upon a change in control until he has been employed by the Bank for at least one year.

         The following table sets forth information concerning the Supplemental Agreements.

                                                                                       Number of
                                                                                         Years      Present Value      Payments
                                                                                       Credited    of Accumulated    During Last
                  Name                                  Plan Name                       Service      Benefit(1)     Fiscal Year(2)
---------------------------------------  -----------------------------------------  -------------  ---------------  --------------
David L. Cox, Chairman, President and     Supplemental Executive Retirement Plan          NA          $67,106            $--
  Chief Executive Officer
William C. Marsh, Executive Vice          Supplemental Executive Retirement Plan          NA            2,320             --
  President and Chief Financial Officer
Raymond M. Lawton, Senior Vice            Supplemental Executive Retirement Plan          NA           60,166             --
  President and Chief Lending Officer

------------------------------------
  (1) Reflects the actuarial present value of accumulated  benefits as of
      December 31, 2006.
  (2) No named executive officer received any such payments during 2006.


Change of Control Agreements

         The Bank has entered into change of control agreements with Messrs. Cox, Marsh and Lawton. The agreements provide that in certain circumstances after there is a change in control of the Corporation, or for a period of up to two years thereafter, the executive will be entitled to a lump sum payment in an amount equal to two (2) times the executive's base salary immediately preceding the change in control. The events triggering such compensation include the involuntary termination of the officer's employment or taking certain adverse actions with respect to the officer's employment such as changes in the executive's duties, responsibilities or title or a reduction in his salary or benefits. In addition, for two years after such termination, the Bank is required to provide life, disability, accident and health insurance benefits substantially similar to what was in place immediately prior to such termination. Based on the salary of Messrs. Cox, Marsh and Lawton as of December 31, 2006 and assuming the agreements were triggered at December 31, 2006, such individuals would have been entitled to receive $320,000, $270,000 and $200,000, respectively, under the agreements.

Certain Transactions

         Other than as set forth below, there have been no material transactions, proposed or consummated, between the Corporation and the Bank with any director or executive officer of the Corporation or the Bank, or any associate of the foregoing persons.

         The Bank, like many financial institutions, has followed a written policy of granting various types of loans to officers, directors, and employees and under such policy grants a discount of 100 basis points on loans extended to all employees, including executive officers. With the exception of such policy, all loans to executive officers and directors of the Corporation and the Bank have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility nor present other unfavorable features. All of such loans are approved by the board of directors. The following table presents a summary of the only loan in excess of $120,000 extended by the Bank to any of the Corporation's directors, nominees for director, executive officers or immediate family members of such individuals.

                                               Highest                   Amount Paid During Year
                                              Principal                 --------------------------
Name and                             Year       Balance      Balance                                Interest
Position                   Type      Made    During Year     12/31/06     Principal     Interest      Rate
----------------------- ----------- ------- -------------- ------------ -------------- ----------- -----------
David L. Cox            Residential
Chairman,                Mortgage     2003       $153,452     $146,357       $7,095      $8,432       5.625%
President and Chief
Executive Officer


Director Compensation

         During 2006, directors received $925 per month for their services as a director of the Bank regardless of attendance at board meetings. The Chairman of the Audit Committee received an additional $100 per month for his services as Audit Committee Chairman. No additional compensation is paid for service as a director of the Corporation. In addition, outside directors received $200 for each Bank committee meeting that they attended during 2006. During 2006, total fees paid to all non-employee directors amounted to $118,600.

         The following table sets forth information concerning compensation paid or accrued by the Corporation and the Bank to each non-officer member of the Board of Directors during the year ended December 31, 2006.

                                  Fees
                                 Earned
                                or Paid         All Other
             Name               in Cash        Compensation        Total
  --------------------------  ------------  ------------------   -----------
  Ronald L. Ashbaugh            $16,500          $     --          $16,500
  James M. Crooks                12,300                --           12,300
  George W. Freeman              16,300                --           16,300
  Mark A. Freemer                13,300                --           13,300
  Robert L. Hunter               12,900                --           12,900
  J. Michael King                16,500                --           16,500
  John B. Mason                  16,900                --           16,900
  Brian C. McCarrier             13,900                --           13,900

                     REPORT OF THE HUMAN RESOURCES COMMITTEE

We have reviewed and discussed with management the Compensation Discussion and Analysis and based on such review and discussions, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Corporation's Proxy Statement.

                    Members of the Human Resources Committee

                           Robert L. Hunter, Chairman
                           George W. Freeman, Director
                            Mark A. Freemer, Director
                            J. Michael King, Director
                             John B. Mason, Director

         RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The audit committee of the Board of Directors appointed Beard Miller Company LLP as the independent registered public accounting firm to audit the Corporation's financial statements for the year ending December 31, 2007. The audit committee considered the compatibility of the non-audit services provided to the Corporation by Beard Miller Company LLP in 2006 described below on the independence of Beard Miller Company LLP from the Corporation in evaluating whether to appoint Beard Miller Company LLP to perform the audit of the Corporation's financial statements for the year ending December 31, 2007.

         The following table sets forth the aggregate fees paid by us to Beard Miller Company LLP for professional services rendered by Beard Miller Company LLP in connection with the audit of the Corporation's consolidated financial statements for 2006 and 2005, as well as the fees paid by us to Beard Miller Company LLP for audit-related services, tax services and all other services rendered by Beard Miller Company LLP to us during 2006 and 2005.

                                        2006                       2005
                               ---------------------      ---------------------
     Audit fees(1)                    $51,783                    $46,850
     Audit-related fees (2)             5,800                      5,500
                                     --------                   --------
        Total                         $57,583                    $52,350
                                       ======                     ======

-----------------------------
(1) The audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees the Corporation incurred for professional services rendered for the audit of the Corporation's annual financial statements for fiscal years 2006 and 2005 and the reviews of the financial statements included in the Corporation's Quarterly Reports on Forms 10-Q for fiscal years 2006 and 2005.
(2) In both years, the audit-related services included audits of the Corporation's benefit plans and student loans. These audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Corporation's financial statements.

         The audit committee selects the Corporation's independent registered public accounting firm and separately pre-approves all audit services to be provided by it to the Corporation. The audit committee also reviews and separately pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the audit committee's charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.

         Since May 6, 2003, the effective date of SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of Beard Miller Company LLP was approved in advance by the audit committee, and none of those engagements made use of the de minimus exception to pre-approval contained in the SEC's rules.

                          REPORT OF THE AUDIT COMMITTEE

         In discharging its oversight responsibility, the audit committee has met and held discussions with management and Beard Miller Company LLP, the independent auditors for the Corporation. Management represented to the audit committee that all consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

         In addition, the audit committee has discussed with the independent auditors the auditors' independence from management and the Corporation, and has received and discussed with the independent auditors the matters in the written disclosures required by the Independence Standards Board and as required under the Sarbanes-Oxley Act of 2002, including considering the permissibility of nonaudit services with the auditors' independence.

         The audit committee also obtained from the independent auditors a formal written statement describing all relationships between the Corporation and Beard Miller Company LLP that bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. The audit committee discussed with the independent auditors any relationships that may impact the firm's objectivity and independence and satisfied itself as to the auditors' independence.

         Based on these discussions and reviews, the audit committee recommended that the Board of Directors approve the inclusion of the Corporation's audited consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the SEC.

Respectfully  submitted  by the members of the audit  committee  of the Board of
Directors:

Brian C. McCarrier, Chairman
Ronald L. Ashbaugh
Robert L. Hunter
Mark A. Freemer
James M. Crooks

            PROPOSAL TO ADOPT THE 2007 STOCK INCENTIVE PLAN AND TRUST


General

         The Board of Directors has adopted the 2007 Stock Incentive Plan and Trust (the "Incentive Plan") which is designed to help attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Corporation and as an incentive to contribute to the success of the Corporation and reward key employees for outstanding performance. The Incentive Plan is also designed to help attract and retain qualified directors for the Corporation. The Incentive Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code ("incentive stock options"), non-incentive or compensatory stock options and share awards (collectively "Awards"). Awards will be available for grant to officers, key employees and directors of the Corporation and its subsidiaries, except that non-employee directors will be eligible to receive only awards of non-incentive stock options.

Description of the Incentive Plan

         The following description of the Incentive Plan is a summary of its terms and is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached hereto as Appendix A.

         Administration. The Incentive Plan will be administered and interpreted by the human resources committee of the Board of Directors.

         Stock Options. Under the Incentive Plan, the Board of Directors or the human resources committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, whether such options may be exercised by delivering other shares of common stock and when such options become exercisable. The per share exercise price of both an incentive stock and a compensatory option shall at least equal the fair market value of a share of common stock on the date the option is granted.

         Options granted to participants will become vested and exercisable at the rate as may be specified by the human resources committee. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment or service with the Corporation is terminated for any reason other than his death, disability, retirement or a change in control of the Corporation. Unless the human resources committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with the Corporation or a subsidiary company because of his death, disability or retirement. In addition, all stock options will become vested and exercisable in full on the effective date of a change in control of the Corporation.

         Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or six months after the date on which the optionee's employment terminates (three years after termination of service in the case of non-employee directors), unless the human resources committee or the Board of Directors decides at the time of the grant that the period for exercise may be for a period not to exceed five years from such termination. Unless stated otherwise at the time an option is granted (i) if an optionee terminates his employment or service with the Corporation or a subsidiary company as a result of disability or retirement without having fully exercised his options, the optionee shall have five years following his termination due to disability or retirement to exercise such options, and (ii) if an optionee terminates his employment or service with the Corporation or a subsidiary company following a change in control of the Corporation without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the two-year period following his death. In no event will any option be exercisable more than ten years from the date it was granted.

         Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her immediate family or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

         Payment for shares purchased upon the exercise of options may be made either in (1) cash or by check, (2) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of the sales proceeds necessary to pay the exercise price, all in accordance with applicable laws and regulations, (3) if permitted by human resources committee or the Board, by delivering shares of common stock (including shares acquired pursuant to the previous exercise of an option) with a fair market value equal to the aggregate option exercise price, (4) by withholding some of the shares of common stock which are being purchased upon exercise of an option, or (5) any combination of the foregoing. With respect to clause (3), the shares of common stock delivered to pay the exercise price must have been (a) purchased in open market transactions or (b) issued by the Corporation pursuant to a plan, in each case more than six months prior to the exercise date of the option.

         Share Awards. Under the Incentive Plan, the Board of Directors or the human resources committee is authorized to grant share awards, which are a right to receive a distribution of shares of common stock. Shares of common stock granted pursuant to a share award will be in the form of restricted stock which shall vest upon such terms and conditions as established by the human resources. The board or the human resources committee will determine which officers and key employees will be granted share awards, the number of shares subject to each share award, whether the share award is contingent upon achievement of certain performance goals and the performance goals, if any, required to be met in connection with a share award. The number of shares available to be issued as share awards will not exceed 50,713 shares).

         If the employment or service of a share award recipient is terminated before the share award is completely earned, the recipient will forfeit the right to any shares subject to the share award that has not been earned, except as set forth below. Unless the human resources committee or the board of directors shall specifically state otherwise at the time a share award is granted, all shares subject to a share award held by a recipient whose employment or service with the Corporation or a subsidiary company terminates due to death, disability or retirement will be deemed fully earned as of the recipient's last day of employment or service. In addition, all shares subject to a share award held by a recipient will be deemed to be fully earned as of the effective date of a change in control of the Corporation.

         Any dividends declared in respect to any unvested share award will be held by the Incentive Plan trust for the benefit of the recipient of the share award held by the trust to the extent shares are held by the trust to fund such share award. The dividends, including any interest thereon, will be paid out proportionately by the trust to the recipient as soon as practicable after the share award is earned. The recipient of a share award (other than a performance share award) is not entitled to direct the trustee as to the voting of the shares covered by the share award (to the extent shares are held in the trust related to such share award) which have not yet been earned and distributed to the recipient. All shares of common stock held by the trust which have not been awarded under a share award, shares subject to performance share awards which have not vested and shares which have been awarded but the recipient has not directed the voting shall be voted by the trustee in its discretion. Share awards are not transferable by the recipient and shares subject to a share award may only be earned by and paid to the recipient who was notified in writing of such award by the human resources committee.

         The human resources committee may determine to make any share award a performance share award by making such award contingent upon the achievement of a performance goal, or any combination of performance goals. Each performance share award will be evidenced by a written agreement setting forth the performance goals applicable to such award. All determinations regarding the achievement of any performance goal will be made by the human resources committee. Each performance share award will be granted and administered to comply with the requirements of Section 162(m) of the Code. Notwithstanding anything to the contrary in the Incentive Plan, a recipient of a performance award shall have no rights as a shareholder until the shares of common stock covered by the performance share award are issued to the recipient according to the terms thereof.

         Number of Shares Covered by the Incentive Plan. A total of 177,496 shares of common stock has been reserved for future issuance pursuant to the Incentive Plan. Shares to be issued under the Incentive Plan may be either authorized but unissued shares, shares acquired in the market and held in the trust or reacquired shares held by the Corporation in treasury. No more than 50,713 of the shares reserved for the Incentive Plan can be subject to share awards, subject to adjustment in the circumstances set forth below. In the event of a stock split, reverse stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Incentive Plan, the number of shares to which any option or share award relates, the number of share awards eligible to be granted and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment. The Incentive Plan provides that Awards to each employee and non-employee director shall not exceed 5% and 25% of the shares of common stock available under the Incentive Plan, respectively.

         Amendment and Termination of the Incentive Plan. The board of directors may, by resolution, at any time terminate or amend the Incentive Plan with respect to any shares of common stock as to which Awards have not been granted, subject to any required shareholder approval or any shareholder approval the board may deem advisable. Notwithstanding the foregoing, in no event shall the board of directors amend the Incentive Plan without shareholder approval or shall the board of directors or the human resources committee amend an award in any manner that effectively allows the repricing of any option previously granted under the Incentive Plan. Unless sooner terminated, the Incentive Plan shall continue in effect for a period of ten years from December 20, 2006, the date the Incentive Plan was adopted by the Board of Directors. Termination of the Incentive Plan shall not affect any previously granted Awards.

         Awards to be Granted. The board of directors of the Corporation adopted the Incentive Plan and the human resources committee established thereunder anticipates that it will grant options and share awards to executive officers, employees and non-employee directors, as applicable, of the Corporation and the Bank on or after the receipt of shareholder approval. Neither the Board of Directors nor the human resources committee, however, have made any specific determinations regarding the timing of any such Awards, who the recipient thereof will be or size of individual Awards.

         Federal Income Tax Consequences. Set forth below is a summary of the federal income tax consequences under the Internal Revenue Code relating to awards which may be granted under the Incentive Plan.

         Incentive Stock Options. No taxable income is recognized by the optionee upon the grant or exercise of an incentive stock option that meets the requirements of Section 422 of the Code. However, the exercise of an incentive stock option may result in alternative minimum tax liability for the optionee. If no disposition of shares issued to an optionee pursuant to the exercise of an incentive stock option is made by the optionee within two years from the date of grant or within one year after the date of exercise, then upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and no deduction will be allowed to the Corporation for federal income tax purposes.

         If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise (or, if less, the amount realized on an arm's length sale of such shares) over the exercise price of the underlying options, and the Corporation will be entitled to deduct such amount. Any gain realized from the shares in excess of the amount taxed as ordinary income will be taxed as capital gain and will not be deductible by the Corporation.

         An incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment, except in certain cases where the incentive stock option is exercised after the death or permanent and total disability of the optionee. If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified stock option.

         Nonqualified Stock Options. No taxable income is recognized by the optionee at the time a nonqualified stock option is granted under the Incentive Plan. Generally, on the date of exercise of a nonqualified stock option, ordinary income is recognized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Corporation receives a tax deduction for the same amount. Upon disposition of the shares acquired, an optionee generally recognizes the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held. In general, common stock issued upon exercise of an option granted under the Incentive Plan will be transferable and not subject to a risk of forfeiture at the time issued.

         Share Awards. Upon the receipt of a share award, the holder will realize income for federal income tax purposes equal to the amount received, whether in cash, shares of stock or both, and the Corporation will be entitled to a deduction for federal income tax purposes in the same amount. Recipients of share awards will normally recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest and become transferable plus any dividends accrued on such shares. The Corporation will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of share awards in the year in which such amounts are included in income.

         Deduction Limit for Certain Executive Officers. Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executive"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by shareholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied.

         The  Incentive  Plan has been  designed  to meet  the  requirements  of
Section 162(m) of the Code and, as a result, the Corporation believes that compensation attributable to Performance Share Awards rights granted under the Incentive Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. However, there is no definite guidance on certain matters and it is possible that some amounts payable under the Incentive Plan would not qualify as performance based compensation. If the non-excluded compensation of a covered executive exceeds $1 million, however, compensation attributable to other awards, such as restricted stock, may not be fully deductible unless the grant or vesting of the award is contingent on the attainment of a performance goal determined by the committee meeting specified requirements and disclosed to and approved by the shareholders of the Corporation.

         Accounting Treatment. In December 2004, FASB issued SFAS No. 123(R), Share-Based Payment. SFAS No. 123(R) amended SFAS No. 123, Accounting for Stock-Based Compensation and superseded Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees. In March 2005, the SEC issued SAB No. 107 to provide its guidance on the valuation of share-based payments for public companies. SFAS No. 123(R) requires companies to recognize all share-based payments, which include stock options and restricted stock, in compensation expense over the service period of the share-based payment award. SFAS No. 123(R) establishes fair value as the measurement objective in accounting for share-based payment arrangements and requires all entities to apply a fair-value-based measurement method by employee share ownership plans. The number of outstanding options also will be a factor in determining the Corporation's earnings per share on a fully-diluted basis.

         Shareholder Approval. No Awards will be granted under the Incentive Plan unless the Incentive Plan is approved by shareholders. Shareholder approval of the Incentive Plan will also satisfy The Nasdaq Stock Market listing requirements and federal tax requirements.

  The Board of Directors recommends that shareholders vote FOR approval of the
                      2007 Stock Incentive Plan and Trust.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Unless instructed to the contrary, it is intended that votes will be cast pursuant to the proxies for the ratification of the selection of Beard Miller Company LLP, Certified Public Accountants, of Wexford, Pennsylvania, as the Corporation's independent public accountants for its fiscal year ending December 31, 2007. The Corporation has been advised by Beard Miller Company LLP that none of its members have any financial interest in the Corporation. Ratification of Beard Miller Company LLP will require an affirmative vote of a majority of the shares of common stock cast at the Annual Meeting.

         In addition to performing customary audit services related to the audit of the Corporation's financial statements, Beard Miller Company LLP will assist the Corporation with the preparation of its federal and state tax returns and will perform required retirement plan audits, charging the Corporation for such services at its customary hourly billing rates.

         Representatives of Beard Miller Company LLP will be present at the annual meeting, will be available to respond to your questions and will be able to make such statements as they desire.

         The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of Beard Miller Company LLP as the auditors for the Corporation for the year ending December 31, 2007.

         It is understood that even if the selection of Beard Miller Company LLP is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent auditing firm at any time during the year if the Board of Directors determines that such a change would be in the best interest of the Corporation and its shareholders.

                                  ANNUAL REPORT

         A copy of the Corporation's Annual Report for its fiscal year ended December 31, 2006, is being mailed with this Proxy Statement. Such Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

                              SHAREHOLDER PROPOSALS

         Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the SEC, wishes to submit a proposal for inclusion in the Corporation's proxy statement for its 2008 Annual Meeting of Shareholders must deliver such proposal in writing to the Secretary of Emclaire Financial Corp. at the principal executive offices of the Corporation at 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373, no later than Friday, November 23, 2007.

         Under the Corporation's current bylaws, business proposal nominations for directors other than those to be included in the Corporation's proxy materials following the procedures described in Rule 14a-8 under the 1934 Act, may be made by shareholders entitled to vote at the meeting if notice is timely given and if the notice contains the information required by the bylaws. Nominations must be received no less than sixty (60) days prior to the annual meeting.

         In the event the Corporation received notice of a shareholder proposal to take action at next year's annual meeting of shareholders that is not submitted for inclusion in the Corporation's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Corporation to its shareholders intend to exercise their discretion to vote on the shareholder proposal in accordance with their best judgment.

                    SHAREHOLDER COMMUNICATION WITH THE BOARD

         The Corporation does not have a formal procedure for shareholder communication with its Board of Directors. In general, officers are easily accessible by telephone or mail. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the President with a request to forward the same to the intended recipient. In the alternative, shareholders can send correspondence to the Board to the attention of the Board Chairman, David L. Cox, or to the attention of the Chairman of the Audit Committee, Brian C. McCarrier, in care of the Corporation at the Corporation address. All such communications will be forwarded unopened.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Meeting, but if any matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

                             ADDITIONAL INFORMATION

         Upon written request, a copy of the Corporation's Annual Report on Form 10-K may be obtained, without charge from William C. Marsh, Executive Vice President and Chief Financial Officer, Emclaire Financial Corp., 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373. In addition, the Corporation files reports with the SEC. Free copies can be obtained from the SEC website at www.sec.gov.

                                                                      APPENDIX A

                            EMCLAIRE FINANCIAL CORP.
                       2007 STOCK INCENTIVE PLAN AND TRUST

                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

         Emclaire Financial Corp. (the "Corporation") hereby establishes this 2007 Stock Incentive Plan (the "Plan") upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

         The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Award hereunder.

                                   ARTICLE III
                                   DEFINITIONS

         3.01 "Award" means an Option or a Share Unit granted pursuant to the terms of this Plan.

         3.02 "Bank" means Farmers National Bank of Emlenton, the wholly owned subsidiary of the Corporation.

         3.03  "Bank Board" means the Board of Directors of the Bank.

         3.04 "Beneficiary" means the person or persons designated by a Recipient or Optionee to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         3.05  "Board" means the Board of Directors of the Corporation.

         3.06 "Change in Control" shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.

         3.07  "Code" means the Internal Revenue Code of 1986, as amended.

         3.08 "Committee" means the committee appointed by the Board pursuant to Article IV hereof.

         3.09 "Common Stock" means shares of the common stock, par value $.01 per share, of the Corporation.

         3.10 "Director" means a member of the Board of Directors of the Corporation or a Subsidiary Corporation or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

         3.11 "Director Emeritus" and "Advisory Director" mean any person appointed to serve in such capacity by the Board or the Bank Board or the successors thereto.

         3.12 "Disability" means the Optionee or Recipient (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

         3.13 "Effective Date" means the day upon which the Board approves this Plan.

         3.14 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including Directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

         3.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.16 "Exercise Price" means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

         3.17 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

         3.18 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

         3.19 "Non-Employee Director" means a member of the Board of Directors (including advisory boards, if any) of the Corporation or a Subsidiary Company or any successors thereto as well as an Advisory Director or Director Emeritus who is not an Officer or Employee of the Corporation or any Subsidiary Company.

         3.20 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

         3.21 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

         3.22 "Option" means a right granted under this Plan to purchase Common Stock.

         3.23 "Optionee" means an Employee or Non-Employee Director to whom an Option is granted under the Plan.

         3.24 "Participant" means any person who holds any outstanding Award pursuant to this Plan.

         3.26 "Recipient" means an Employee or Non-Employee Director who receives a Share Unit under the Plan.

         3.27 "Retirement" means the attainment of normal retirement age, as such term is defined under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan; provided that no Retirement shall be deemed to have occurred prior to the one-year anniversary of the grant of an Award. With respect to Non-Employee Directors, retirement means the normal retirement age as established by the Board of Directors;
provided that no Retirement shall be deemed to have occurred prior to the one-year anniversary of the grant of an Award.

         3.28 "Share Unit" means a bookkeeping entry at the Corporation which sets forth the number of shares of Common Stock, if any, a Recipient may receive upon completion of the service and any other requirements described in
Article IX.

         3.29 "Subsidiary Company" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

         3.30 "Trust" means the trust established by the Board of Directors in connection with this Plan to hold Plan assets for the purposes set forth herein.

         3.31 "Trustee" means such firm, entity or persons approved by the Board to hold the Plan assets for the purposes set forth herein.



                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of a Participant's tax withholding obligation pursuant to Section 13.01 hereof, (ii) include arrangements to facilitate an Optionee's ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

         4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

         4.03 Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option or Share Unit, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Unvested Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Certificate of Incorporation and Bylaws or the Bank's Restated Organization Certificate and Bylaws or the constituent documents of the Subsidiary Company on whose Board he serves shall terminate as of the effective date of such removal.

         4.04 Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.05 Compliance with Law and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

         4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

         4.07 No Deferral of Compensation Under Section 409A of the Code. All Awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code. Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Options granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code. Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under
Section 409A of the Code. No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold.

                                    ARTICLE V
                                   ELIGIBILITY

         Awards may be granted to such Employees and Non-Qualified Options and Share Units may be granted to such Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall not be eligible to receive Incentive Stock Options pursuant to this Plan.

                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

         6.01 Number of Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan with respect to all types of Awards hereunder, subject to adjustment as provided in Article X, shall be 177,496. However, subject to adjustment as provided in Article X hereof, the maximum amount of shares available for Share Units granted hereunder is 50,713. None of the shares reserved for the Plan shall be the subject of more than one Award at any time, but if an Award as to any shares is surrendered before exercise or vesting occurs, or expires or terminates for any reason without having been fully exercised or vested, or for any other reason ceases vesting or to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Award had been previously granted with respect to such shares. During the time this Plan remains in effect, the aggregate amount of grants of Awards of all types permitted hereunder to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively.

         6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                   ARTICLE VII
                                DETERMINATION OF
                         AWARDS, NUMBER OF SHARES, ETC.

         The Board or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to an Award, the vesting requirements and other features of such Awards, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option (in the case of Employees) and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation and/or its Subsidiary Companies, his salary and other compensation and such other factors deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Awards to be granted to him.

                                  ARTICLE VIII
                                     OPTIONS

         Each Option granted hereunder shall be on the following terms and conditions:

         8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock

Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

         8.02  Option Exercise Price.

                  (a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

                  (b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than the one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

         8.03  Vesting and Exercise of Options.

                  (a) General Rules. Incentive Stock Options and Non-Qualified Options shall vest and become exercisable at the rate, to the extent and subject to such limitations as may be specified by the Committee. Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Optionee's employment and/or service as a Non-Employee Director (which, for purposes hereof, shall include service as a Director Emeritus or Advisory Director) with the Corporation and all Subsidiary Companies is terminated for any reason other than his death, Disability, Retirement or in the event of a Change in Control. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

                  (b) Accelerated Vesting. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company and/or service as a Non-Employee Director (including for purposes hereof service as a Director Emeritus or Advisory Director) because of his death, Disability, Retirement and a Change in Control.

         8.04  Duration of Options.

                  (a) General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to an Employee shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of
(i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Employee ceases to be employed by or to serve as a Director of the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant to extend such period of exercise upon termination of employment or service to a period not exceeding five (5) years.

         Except as provided in Section 8.04(b), each Option or portion thereof granted to a Non-Employee Director shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three (3) years after the date on which the Non-Employee Director ceases to serve as a director of the Corporation and all Subsidiary Companies (including service as a Director Emeritus or Advisory Director), unless the Board or the Committee in its discretion decides at the time of grant to extend such period of exercise upon termination of service to a period not exceeding five (5) years.

                  (b) Exceptions. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the five (5) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a Director (including service as an Advisory Director or Director Emeritus) with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the five (5) year period following his termination due to Disability or Retirement, to exercise such Options.

         Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term (or five (5) year term with respect to Options subject to Section 8.09(b)) of the Option from the date of grant.

         If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company, including as a result of Disability or Retirement, and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the two (2) year period following his death, to exercise such Options.

         Notwithstanding anything to the contrary herein, in no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

         In the event an Incentive Stock Option is not exercised within ninety
(90) days (or one (1) year with respect to termination due to Disability or death) of the effective date of termination of the Optionee's status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available. In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.03(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.

         8.05 Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly established trust for the benefit of one or more of these individuals. For purposes hereof, "immediate family" includes, but is not necessarily limited to, the Participant's spouse, children (including step children), parents, grandchildren and great grandchildren. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this
Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

         8.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

         8.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations and Emerging Issues Task Force Issue No. 00-23 and Financial

Accounting Standards Board Statement No. 123R or (iii) at the discretion of the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof, in each case more than six months prior to the exercise date of the Option.

         8.08 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

         8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

                  (a) Amount Limitation. Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

                  (b) Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section
8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

                  (c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two
(2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee or the Board may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this
Section 8.09(c).

                                   ARTICLE IX
                                   SHARE UNITS

         9.01 Share Unit Notice. As promptly as practicable after the granting of a Share Unit pursuant to the terms hereof, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares covered by the Share Unit and the terms upon which the shares subject to the

Award shall be distributed to the Recipient. The Board or the Committee shall maintain records as to all grants of Share Units under the Plan.

         9.02     Earning Plan Shares; Forfeitures.

                  (a) General Rules. Subject to the terms hereof, Share Units granted hereunder shall be earned at the rate and to the extent as may be specified by the Committee at the date of grant thereof. If the employment of an Employee or service as a Non-Employee Director (including for purposes hereof service as a Director Emeritus or Advisory Director) is terminated before the Share Unit has been completely earned for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to any shares subject to the Share Unit which have not theretofore been earned. In the event of a forfeiture of the right to any shares subject to a Share Unit, such forfeited shares shall become available for grant pursuant to Articles VI and VII as if no Share Unit had been previously granted with respect to such shares. No fractional shares shall be distributed pursuant to this Plan.

                  (b) Exception for Terminations Due to Death, Disability or Retirement. Unless the Board or the Committee shall specifically state otherwise at the time a Share Unit is granted, all Share Units granted under this Plan shall become vested and exercisable in full on the date a Recipient terminates his employment with the Corporation or a Subsidiary Company and/or service as a Non-Employee Director (including for purposes hereof service as a Director Emeritus or Advisory Director) because of his death, Disability or Retirement.

                  (c) Exception for a Change in Control. Notwithstanding the general rule contained in Section 9.02(a), all shares subject to a Share Unit held by a Recipient shall be deemed to be fully earned as of the effective date of a Change in Control.

         9.03 No Distribution of Dividends. A Recipient shall not be entitled to any cash dividends (including special, large and nonrecurring dividends, including any that has the effect of a return of capital to the Corporation's stockholders) or stock dividends declared in respect of each unvested Share Unit.

         9.04     Distribution of Plan Shares.

                  (a) Timing of Distributions: General Rule. Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

                  (b) Form of Distributions. All shares shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each share earned and distributable.

                  (c) Restrictions on Selling of Plan Shares. Share Units may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed shares except in accordance with all then applicable Federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed shares in order to restrict the transfer of the distributed shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

         9.05 No Voting of Plan Shares. After a Share Unit has been granted, the Recipient shall not be entitled to direct the Trustee as to the voting of the Shares held by the Trust, if any, which are covered by the Share Unit grant and which have not yet been earned and distributed to him pursuant to Section
9.04. All shares of Common Stock held by the Trust, if any, which have not been awarded under a Share Unit grant and shares which have been awarded shall be voted by the Trustee in its discretion.

         9.06. Nontransferable. Share Units and rights to shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, shares which are the subject of Share Units may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to
Section 9.01. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

         9.07. Share Units are Not Shares. The allocation of a Share Unit to a Participant is not the grant of a share to a Participant. The allocation of a Share Unit to a Participant is a bookkeeping entry and shall only be used to record the amount, if any, of the number of shares of Common Stock to be distributed to a Participant in accordance with this Plan. The allocation of a Share Unit to a Participant shall not entitle a Participant to any rights of a holder of a share of Common Stock.

         9.08. Section 83(b) Election. A Participant may not make an election under Section 83(b) of the Code to include in income the fair market value of the Share Unit at the time the Share Unit is granted.

                                    ARTICLE X
                         ADJUSTMENTS FOR CAPITAL CHANGES

         The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Awards to each Employee, each Non-Employee Director and Non-Employee Directors as a group, the number of Awards that can be Share Units and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase, acquire or receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Participants would have been entitled to purchase, acquire or receive except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options, provided that in each case the number of shares or other securities subject to the substituted or assumed stock option and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation ss.1.424-1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option is not deemed to be a modification of the outstanding Options. Notwithstanding any provision to the contrary, the exercise price of shares subject to outstanding Awards shall be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, providing that the adjustment to the per share exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to incentive stock options would be treated as a modification of the outstanding incentive stock options with the effect that, for purposes of Sections 422 and 425(h) of the Code, and the rules and regulations promulgated thereunder, new incentive options would be deemed to be granted, then no adjustment to the per share exercise price of outstanding stock options shall be made.

                                   ARTICLE XI
                      AMENDMENT AND TERMINATION OF THE PLAN

         Except as otherwise provided herein, the Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. Neither the Board nor the Committee may, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein.

         Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without stockholder approval amend the Plan or shall the Board of Directors or the Committee amend an Award in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article X in connection with a change in the Company's capitalization).

                                   ARTICLE XII
                          EMPLOYMENT AND SERVICE RIGHTS

         Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

                                  ARTICLE XIII
                                   WITHHOLDING

         13.01 Tax Withholding. The Corporation may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Participant to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

         13.02 Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of a Participant's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Participant's delivery of previously owned shares of Common Stock or other property.

                                   ARTICLE XIV
                                      TRUST

         14.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

         14.02 Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

                  (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued or treasury shares.

                  (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.
                  (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

                  (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

                  (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

                  (f) To employ brokers, agents, custodians, consultants and accountants.

                  (g) To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

                  (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

         Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

         14.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

         14.04 Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

         14.05 Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to its gross negligence or willful misconduct.

         14.06. Tax Status of Trust. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of
Section 671 et seq. of the Code as the same may be amended from time to time.

                                   ARTICLE XV
                        EFFECTIVE DATE OF THE PLAN; TERM

         15.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date. No Awards may be granted hereunder prior to the date that this Plan is approved by stockholders of the Corporation.

         15.02 Term of the Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                   ARTICLE XVI
                              STOCKHOLDER APPROVAL

         The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, and (ii) the Nasdaq Stock Market for continued quotation of the Common Stock on the Nasdaq National Market.

                                  ARTICLE XVII
                                  MISCELLANEOUS

         17.01 Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the Commonwealth of Pennsylvania.

         17.02 Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.